Exhibit 10.1

Execution Version

This AMENDMENT NO. 4, dated as of February 5, 2025 (this “Amendment”), to the Credit Agreement dated as of November 17, 2021 (as amended by Amendment No. 1 to the Credit Agreement, dated as of June 9, 2023, Amendment No. 2 to the Credit Agreement, dated as of April 15, 2024 and Amendment No. 3 to the Credit Agreement, dated October 28, 2024), among TRANSMONTAIGNE OPERATING COMPANY L.P., a Delaware limited partnership (the “Borrower”), TRANSMONTAIGNE PARTNERS LLC, a Delaware limited liability company (the “Parent”), the lenders and issuing banks from time to time party thereto, the Swingline Lender and BARCLAYS BANK PLC, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”) and as collateral agent for the Secured Parties (as amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement”), is made by and among the Parent, the Borrower, the Administrative Agent and the Signatory Lenders (as defined below) party hereto.

The Existing Credit Agreement, as amended by this Amendment, is referred to in this Amendment as the “Amended Credit Agreement”.

RECITALS:

WHEREAS, (a) Section 2.24(b) of the Existing Credit Agreement allows the Borrower to make one or more offers to all Lenders of a Class of Revolving Commitments with the same Maturity Date on a pro rata basis to extend the Maturity Date of such Revolving Commitments, (b) Section 2.24(b)(ii) of the Existing Credit Agreement allows the Borrower to determine the interest rate, fees, final maturity date, premium and required payment dates as to any Revolver Extension and (c) Section 2.24(d) of the Existing Credit Agreement allows for an amendment to the Existing Credit Agreement with the consent of the Borrower, the Administrative Agent and the extending Lenders applicable to such Extension Amendment;

WHEREAS, concurrently with, but immediately prior to, this Amendment, the Revolving Commitments have been assigned and assumed pursuant to that Master RCF Assignment and Assumption Agreement, dated as of the date hereof (the “Master RCF A&A”), by and among the Borrower, the Administrative Agent, the Revolving Lenders and the Issuing Banks;

WHEREAS, immediately after the assignment and assumption contemplated by the Master RCF A&A, the Borrower, the Administrative Agent and the Revolving Lenders (constituting 100% of the Revolving Lenders) desire to enter into this Revolving Extension to: (a) extend the Revolving Facility Maturity Date to the earlier of (i) August 31, 2029 and (ii) to the extent that any Tranche B Term Loans remain outstanding, the date that is ninety-one (91) days prior to the Tranche B Term Maturity Date (taking into account any extensions or refinancings thereof) and (b) amend the Applicable Margin with respect to the Revolving Facility to be (i) with respect to ABR Loans, a rate per annum equal to 2.00% and (ii) with respect to SOFR Loans, a rate per annum equal to 3.00%; and

WHEREAS, the Borrower has requested, and the Revolving Lenders party hereto (constituting 100% of the Revolving Lenders) (the “Signatory Lenders”) have agreed, to amend the Existing Credit Agreement in accordance with the terms of this Amendment and subject to the conditions set forth in this Amendment.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained in this Amendment and for other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1.      Defined Terms; Interpretation; Etc. Unless otherwise specifically defined in this Amendment, capitalized terms used herein and not defined herein shall have the meanings given to such terms in the Existing Credit Agreement.

SECTION 2.      Consents and Authorizations. Subject to the satisfaction of all of the conditions set forth in Section 4 hereof:

(a)            This Amendment constitutes a Revolving Extension pursuant to Section 2.24(b) of the Existing Credit Agreement.

(b)            The Administrative Agent hereby waives (i) the delivery of a Revolving Extension Offer notice and (ii) the 10 Business Day notice, required by Section 2.24(e) of the Existing Credit Agreement.

SECTION 3.      Amendments. With effect from and after the Amendment No. 4 Effective Date (as defined below), the Existing Credit Agreement is hereby amended as follows:

(a)            The definitions of “Adjusted Term SOFR,” “Applicable Margin” and “Revolving Facility Maturity Date” are hereby amended by deleting the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~), inserting the double-underlined text (indicated textually in the same manner as the following example: double-underlined text), and moving the underlined text (indicated textually in the same manner as the following example: moved text), in each case, in the place where such text appears therein:

“Adjusted Term SOFR” shall mean, for purposes of any calculation and subject to the provisions of Section 2.25(a) (Benchmark Replacement Setting), the rate per annum equal to ~~(a)~~ Term SOFR for such calculation ~~plus (b) the Term SOFR Adjustment~~; provided that if Adjusted Term SOFR as so determined shall ever be less than the Floor, then Adjusted Term SOFR shall be deemed to be the Floor.

“Applicable Margin” shall mean (a) with respect to the Tranche B Term Loans (including the Second Amendment Incremental Term Loans) (i) with respect to ABR Loans, a rate per annum equal to (A) prior to the Third Amendment Effective Date, 2.50% and (B) on and from the Third Amendment Effective Date, 2.25% and (ii) with respect to SOFR Loans, a rate per annum equal to (A) prior to the Third Amendment Effective Date, 3.50% and (B) on and from the Third Amendment Effective Date, 3.25% and (b) with respect to the Revolving Facility (i) with respect to ABR Loans, a rate per annum equal to (A) prior to the Amendment No. 4 Effective Date, 2.50% and (B) on and from the Amendment No. 4 Effective Date, 2.00% and (ii) with respect to SOFR Loans, a rate per annum equal to (A) prior to the Amendment No. 4 Effective Date 3.50% and (B) on and from the Amendment No. 4 Effective Date, 3.00%.

“Revolving Facility Maturity Date” shall mean, ~~(a) in the event the Parent Notes are not refinanced with Refinancing Indebtedness on or prior to November 14, 2025, November 14, 2025 or (b) in the event the Parent Notes have been refinanced with Refinancing Indebtedness on or prior to November 14, 2025,~~ the earlier of (i) ~~the new maturity date of the refinanced Parent Notes~~ August 31, 2029 and (ii) to the extent that any Tranche B Term Loans remain outstanding, the date that is ninety-one (91) days prior to the Tranche B Term Maturity Date (taking into account any extensions or refinancings thereof)~~the fifth anniversary of the Closing Date~~.

(b)            A new definition of “Amendment No. 4 Effective Date” is hereby added to the Existing Credit Agreement in the appropriate alphabetical order:

“Amendment No. 4 Effective Date” has the meaning assigned to such term in Amendment No. 4 to the Credit Agreement, dated as of February 5, 2025, by and among the Borrower, the Administrative Agent and the Revolving Lenders party thereto.

(c)            The definition of “Term SOFR Adjustment” is hereby deleted.

SECTION 4.      Conditions Precedent to Effectiveness. This Amendment is subject to the fulfillment of each of the following conditions (upon satisfaction or waiver of such conditions in accordance with Section 2.24 and/or 9.08, as applicable, of the Existing Credit Agreement, such date being referred to herein as the “Amendment No. 4 Effective Date”):

(a)            The Administrative Agent shall have received a counterpart signature page of this Amendment, executed and delivered by the Parent, the Borrower, the Administrative Agent and each of the Signatory Lenders.

(b)            Immediately before and after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing or shall result from the consummation of the transactions contemplated hereby.

(c)            The representations and warranties of the Loan Parties as set forth in Section 5 hereto and those contained in Article III of the Existing Credit Agreement are true and correct in all material respects on and as of the date hereof, as though made on and as of the date hereof except to the extent that such representations and warranties specifically refer to an earlier date, in which case they were true and correct in all material respects as of such earlier date (provided that representations and warranties that are qualified by materiality or Material Adverse Effect are true and correct (after giving effect to any qualification thereof) in all respects on and as of the date hereof or as of the specifically referenced earlier date, as the case may be).

(d)            The Administrative Agent shall have received a certificate of the Borrower, dated as of the Amendment No. 4 Effective Date and signed by an Authorized Officer of the Borrower certifying (i) that the requirements of Section 4(b), (c) and (h) have been satisfied and (ii) the items set forth in Section 2.24(b)(i) through (vii) of the Existing Credit Agreement have been satisfied.

(e)            The Borrower shall have paid, or caused to be paid, all fees and expenses required to be paid on the Amendment No. 4 Effective Date and invoiced at least three (3) Business Days before the Amendment No. 4 Effective Date.

(f)            The Administrative Agent and the Signatory Lenders shall have received all documentation and other information required by regulatory authorities with respect to the Loan Parties under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation the U.S.A. PATRIOT Act, at least three (3) Business Days in advance of the Amendment No. 4 Effective Date to the extent that such documentation and information has been reasonably requested by the Administrative Agent at least ten (10) Business Days in advance of the Amendment No. 4 Effective Date.

(g)            The Parent Notes shall have been refinanced on or prior to the Amendment No. 4 Effective Date by Permitted Second Refinancing Debt with a maturity no earlier than December 31, 2029.

(h)            The Borrower has entered into (i) that certain sale and purchase agreement with respect to the sale of the Fisher Island terminal, and (ii) that certain sale and purchase agreement with respect to the sale of the Fairfax terminal.

SECTION 5.      Representations and Warranties. To induce the Administrative Agent and the Signatory Lenders to enter into this Amendment, the Parent and the Borrower, as applicable, each represents and warrants as of the Amendment No. 4 Effective Date and any other date that the representations and warranties are required to be made hereunder to the Administrative Agent and each Signatory Lender that, both before and after giving effect to this Amendment, the following statements are true and correct in all material respects:

(a)            Organization; Power and Authority. Each Group Member (a) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (b) has all requisite power and authority to (i) own or lease its property and assets and to carry on its business as now conducted and (ii) in the case of the Loan Parties party to this Amendment, execute, deliver and perform its obligations hereunder and (c) is qualified to do business and is in good standing (where relevant) in each jurisdiction where such qualification is required, except (other than in the case of clause (b)(ii)) where the failure to so qualify or be in good standing could not reasonably be expected to have a Material Adverse Effect.

(b)            Authorization; No Conflict. The execution, delivery and performance of this Amendment by each Loan Party party hereto (a) have been duly authorized by all partnership, limited liability company, corporate or other organizational action, as applicable, required to be taken or obtained by such Loan Party and (b) will not (i) violate in any material respect (A) any provision of any Legal Requirement, (B) any provision of the Organizational Documents of such Loan Party or (C) any provision of any Material Indebtedness to which such Loan Party is a party or by which it or any of its property is or may be bound, (ii) be in conflict in any material respect with, result in a material breach of or constitute (alone or with notice or lapse of time or both) a default under, or give rise to a right of or result in, any cancellation or acceleration of any right or obligation (including any payment), or to a loss of a material benefit under, any such Material Indebtedness to which such Loan Party is a party or by which it or any of its property is bound, where any such violation, conflict, breach or default referred to in subclauses (i)(C) or (ii) of this clause (b) would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect or (iii) result in the creation or imposition of any Lien upon or with respect to any property or assets now owned or hereafter acquired by such Loan Party, other than Liens permitted under the Amended Credit Agreement.

(c)            Governmental Approvals. No material action, consent or approval of, registration, filing or declaration with, Permit from, notice to, or any other action by, any Governmental Authority is required in connection with (a) the due execution, delivery and performance by any Loan Party of this Amendment, (b) the consummation of the transactions contemplated hereby or (c) the grant by any Loan Party of the Liens granted or purported to be granted under the Security Documents to which it is a party or the validity, perfection and enforceability thereof, except (i) such as have been made, taken, given or obtained and are in full force and effect or will be made, taken, given and obtained within the time frame permitted hereunder and (ii) such as those the failure to obtain which could not reasonably be expected to have a Material Adverse Effect.

(d)            Enforceability. This Amendment has been duly executed and delivered by each Loan Party that is a party hereto and constitutes a legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms, subject to (a) the effects of bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting creditors’ rights generally and (b) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

SECTION 6.      Reaffirmation of Security.

(a)            Each Loan Party (each a “Reaffirming Party”) hereby acknowledges that it (a) has reviewed the terms and provisions of this Amendment, (b) consents to the amendments to the Existing Credit Agreement effected pursuant to this Amendment and consents to the terms, conditions and other provisions of this Amendment, and (c) consents to each of the transactions contemplated hereby. Each Reaffirming Party hereby confirms that each Loan Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guarantee or secure, as the case may be, to the fullest extent possible in accordance with the Loan Documents the payment and performance of all Obligations (including all such Obligations as amended and reaffirmed pursuant to this Amendment) under each of the Loan Documents to which it is a party (in each case as such terms are defined in the applicable Loan Document).

(b)            Without limiting the generality of the foregoing, each Reaffirming Party hereby confirms, ratifies and reaffirms its payment obligations, guarantees, pledges, grants of security interests and other obligations, as applicable, under and subject to the terms of each of the Loan Documents to which it is a party. For the avoidance of doubt, nothing in this Amendment shall constitute a new grant of security interest or restart any hardening period. Each Reaffirming Party hereby confirms that no additional filings or recordings need to be made, and no other actions need to be taken, by such Loan Party as a consequence of this Amendment in order to maintain the perfection of the security interests created by the Security Documents to which it is a party.

(c)            Each Reaffirming Party acknowledges and agrees that each of the Loan Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its payment obligations, guarantees, pledges, grants of security interests and other obligations, as applicable, under and subject to the terms of such Loan Documents shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment or any of the transactions contemplated hereby.

SECTION 7.      Real Property Deliverables. Within two hundred and ten (210) days (or such longer period as may reasonably be acceptable to the Collateral Agent) after the Amendment No. 4 Effective Date, unless waived or extended by the Collateral Agent in its reasonable discretion, the Collateral Agent shall have received either the items listed in paragraph (a) or the items listed in paragraph (b) as follows:

(a)            an opinion or email confirmation from local counsel in each jurisdiction where a Mortgaged Property is located, in form and substance reasonably satisfactory to the Collateral Agent, to the effect that:

(i)            the recording of the existing Mortgage is the only filing or recording necessary to give constructive notice to third parties of the lien created by such Mortgage as security for the Obligations (as defined in the Mortgage), including the Obligations evidenced by the Amended Credit Agreement; and

(ii)            no amendment or other documents is necessary or appropriate under applicable law in order to maintain the continued enforceability, validity or priority of the lien created by such Mortgage as security for the Obligations, including the Obligations evidenced by the Amended Credit Agreement; or

(b)            with respect to the existing Mortgages, the following, in each case in form and substance reasonably acceptable to the Collateral Agent:

(i)            with respect to each Mortgage encumbering a Mortgaged Property, an amendment thereto (each, a “Mortgage Amendment”) duly executed and acknowledged by the applicable Loan Party, and in form for recording in the recording office where each Mortgage was recorded, together with such certificates, affidavits, questionnaires or returns as shall be required in connection with the recording or filing thereof under applicable law, in each case in form and substance reasonably satisfactory to the Collateral Agent;

(ii)            with respect to each Mortgage Amendment, legal opinions, each of which shall be addressed to Collateral Agent, dated the effective date of such Mortgage Amendment and covering such matters as the Collateral Agent shall reasonably request in a manner customary for transactions of this type, including, without limitation, the enforceability of such Mortgage Amendment and the due authorization, execution and delivery of such Mortgage Amendment; and

(iii)            with respect to each Mortgage Amendment, a date down endorsement, modification or other endorsement available to the extent available in the jurisdiction in which the Mortgaged Property is located, which amends the date of coverage of the applicable title policy, to be updated to the date of recording of the Mortgage Amendment (each, a “Title Endorsement”, and collectively, the “Title Endorsements”) to the existing mortgage title insurance policies  relating to the Mortgage encumbering the Mortgaged Property subject to such Mortgage assuring the Collateral Agent that such Mortgage, as amended by such Mortgage Amendment is a valid and enforceable first priority lien on such Mortgaged Property in favor of the Collateral Agent for the benefit of the Secured Parties, free and clear of all defects, encumbrances and liens except for Permitted Liens, and such Title Endorsement shall otherwise be in form and substance reasonably satisfactory to the Collateral Agent. For the avoidance of doubt, to the extent a Title Endorsement is not available in any jurisdiction in which a Mortgaged Property is located, a Title Endorsement shall not be required pursuant to this Section 7.

SECTION 8.      Effect on the Existing Credit Agreement

(a)            Except as provided hereunder, the execution, delivery and performance of this Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or any other Lender Party under any Loan Document and no other waivers, consents or amendments may be construed or implied.

(b)            This Amendment shall be deemed to be a “Loan Document” as defined in the Existing Credit Agreement.

(c)            From and after the Amendment No. 4 Effective Date, all references to the Existing Credit Agreement in any Loan Document and all references in the Existing Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Existing Credit Agreement, shall, unless expressly provided otherwise, refer to the Amended Credit Agreement.

(d)            This Amendment shall not constitute a novation of the obligations and liabilities of the parties under the Existing Credit Agreement or the other Loan Documents as in effect on or prior to the Amendment No. 4 Effective Date.

SECTION 9.      Miscellaneous.

(a)            Notice. For purposes of the Amended Credit Agreement, the initial notice address of each Joining New Lender shall be as set forth below its signature hereto.

(b)            Non-U.S. Lenders. Each Signatory Lender that is not a U.S. person (as defined in Section 7701(a)(30) of the Code), if any, shall have delivered to the Administrative Agent such forms, certificates or other evidence with respect to United States federal income tax withholding matters as such Signatory Lender may be required to deliver to the Administrative Agent pursuant to Section 2.16 of the Existing Credit Agreement.

(c)            Recordation of the Loans. Upon execution and delivery hereof, and consummation of the transactions contemplated hereby, the Administrative Agent will record in the Register according to the transactions of each Signatory Lender and each Non-Consenting Lender, as applicable.

(d)            Amendment, Modification and Waiver. This Amendment may not be amended or modified nor may any provision hereof be waived except in accordance with the terms of Section 9.08 (Waivers; Amendment) of the Amended Credit Agreement.

(e)            Entire Agreement. This Amendment, the Existing Credit Agreement, the Amended Credit Agreement and the other Loan Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties or any of them with respect to the subject matter hereof.

(f)            Applicable Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

(g)            Waiver of Jury Trial. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AMENDMENT OR ANY OF THE OTHER LOAN DOCUMENTS. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

(h)            Jurisdiction. Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its Property, to the exclusive jurisdiction of any New York State court or federal court of the United States of America sitting in New York County, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Amendment or the other Loan Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such federal court. Each of the Borrower and the Parent further irrevocably consents to the service of process in any action or proceeding in such courts by the mailing thereof by any parties thereto by registered or certified mail, postage prepaid, to it at the addresses specified in Section 9.01 (Notices) of the Amended Credit Agreement. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Amendment shall affect any right that any Lender Party may otherwise have to bring any action or proceeding relating to this Amendment or the other Loan Documents against the Borrower, the Parent or their Properties in the courts of any jurisdiction.

(i)            Severability. In the event any one or more of the provisions contained in this Amendment should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

(j)            Counterparts. This Amendment may be executed in one or more counterparts, each of which shall constitute an original but all of which, when taken together, shall constitute but one contract, and shall become effective as provided in Section 4 hereof. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic means, which shall include DocuSign and similar electronic signature platforms and digital copies of a signatory’s manual signature, will for all purposes be treated as the equivalent of delivery of a manually executed counterpart of this Amendment. The words “execution,” “signed,” “signature,” and words of like import in this Amendment shall be deemed to include electronic signatures, including by DocuSign and similar electronic signature platforms and digital copies of a signatory’s manual signature, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

(k)            Headings. The headings for the several sections and subsections in this Amendment are inserted for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective Authorized Officers as of the date first above written.

TRANSMONTAIGNE OPERATING COMPANY L.P.,
as Borrower

By:	TransMontaigne Operating GP L.L.C., its general partner

By:	/s/ Robert T. Fuller
Name:	Robert T. Fuller
Title:	Executive Vice President, Chief Financial Officer and Treasurer

[TransMontaigne - Signature Page to Amendment No. 4 to Credit Agreement]

TRANSMONTAIGNE PARTNERS LLC,
as Parent

By:	/s/ Robert T. Fuller
Name:	Robert T. Fuller
Title:	Executive Vice President, Chief Financial Officer and Treasurer

TRANSMONTAIGNE TERMINALS L.L.C.
TPSI TERMINALS L.L.C.
RAZORBACK L.L.C.
TLP OPERATING FINANCE CORP.
TPME L.L.C.
TRANSMONTAIGNE PRODUCTS COMPANY L.L.C.
TLP MANAGEMENT SERVICES LLC
PIKE WEST COAST HOLDINGS, LLC
SEAPORT FINANCING, LLC
SEAPORT SOUND TERMINAL, LLC
SEAPORT PIPELINE HOLDINGS, LLC
SEAPORT MIDSTREAM HOLDINGS, LLC,
each as a Subsidiary Guarantor

By:	/s/ Robert T. Fuller
Name:	Robert T. Fuller
Title:	Executive Vice President, Chief Financial Officer and Treasurer

[TransMontaigne - Signature Page to Amendment No. 4 to Credit Agreement]

BARCLAYS BANK PLC,
as the Administrative Agent

By:	/s/ Kevin Crelease
Name:	Kevin Crelease
Title:	Managing Director

[TransMontaigne - Signature Page to Amendment No. 4 to Credit Agreement]

Barclays Bank PLC,
as Revolving Lender and Issuing Bank

By:	/s/ Kevin Crelease
Name:	Kevin Crelease
Title:	Managing Director

[TransMontaigne - Signature Page to Amendment No. 4 to Credit Agreement]

ING CAPITAL LLC,
as Revolving Lender

By:	/s/ Catharina Van Der Woude
Name:	Catharina Van Der Woude
Title:	Managing Director

By:	/s/ Subha Pasumarti
Name:	Subha Pasumarti
Title:	Managing Director

[TransMontaigne - Signature Page to Amendment No. 4 to Credit Agreement]

MIZUHO BANK, LTD.,
as Revolving Lender and Issuing Bank

By:	/s/ Edward Sacks
Name:	Edward Sacks
Title:	Managing Director

[TransMontaigne - Signature Page to Amendment No. 4 to Credit Agreement]

MUFG Bank, Ltd.,
as Revolving Lender and Issuing Bank

By:	/s/ Stephen W. Warfel
Name:	Stephen W. Warfel
Title:	Authorized Signatory

[TransMontaigne - Signature Page to Amendment No. 4 to Credit Agreement]

BANCO SANTANDER, S.A., NEW YORK BRANCH,
as Revolving Lender and Issuing Bank

By:	/s/ D. Andrew Maletta
Name:	D. Andrew Maletta
Title:	Executive Director

By:	/s/ Ryan Peters
Name:	Ryan Peters
Title:	Executive Director

[TransMontaigne - Signature Page to Amendment No. 4 to Credit Agreement]